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                                                                    EXHIBIT 32.1

                    CERTIFICATION PURSUANT TO SECTION 1350 OF
                CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Roger K. Brooks, the Chairman of the Board and Chief Executive Officer of AmerUs Group Co. (the Company), hereby certifies that:

      (i) the Quarterly report on Form 10-Q of the Company for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Commission Act of 1934; and

      (ii) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roger K. Brooks
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Roger K. Brooks
Chairman and Chief Executive Officer
AmerUs Group Co.

Dated: May 7, 2004